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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 of BJ Services Company of our report dated February 22, 1995 relating to the financial statements of The Western Company of North America, which appears in the Current Report on Form 8-K/A of BJ Services Company dated April 13, 1995. We also consent to the reference to us under the heading "Experts" in such Form S-3.





PRICE WATERHOUSE LLP

Houston, Texas
April 19, 1996